                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
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                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             Veritec, Inc.

-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

================================================================================
[VERITEC LOGO]
--------------------------------------------------------------------------------

                                                      2445 Winnetka Avenue North
                                                        Golden Valley, MN  55427
                                                           (763) 253-2670 - Main
                                                            (763) 253-0503 - Fax
                                                              www.veritecinc.com
                                                             info@veritecinc.com



February 1, 2007




Re:  Annual Meeting of Shareholders to be held March 2, 2007


Dear Shareholder,

     You are cordially invited to attend the annual meeting of shareholders of Veritec, Inc. at the offices of Lurie Besikof Lapidus & Company LLP, 2501 Wayzata Blvd., Minneapolis, MN 55405 on Friday, March 2nd, 2007. There will be product demonstrations available from 10:00 a.m. until 11:00 a.m,(local time) with the meeting beginning at 11:00 a.m. Please refer to the map in the back of the proxy statement for directions to our headquarters.

     The Notice of annual meeting and the proxy statement that appear on the following pages describe the matters scheduled to come before the meeting. At the meeting, I will discuss our performance in the fiscal year 2006 and report on current items of interest to our shareholders. In addition, certain members of our board and our executives, as well as representatives of Lurie Besikof Lapidus & Company LLP, our independent registered public auditing firm, will be available to answer your questions.

     I hope you will be able to attend the meeting in person and look forward to seeing you. Your vote is important regardless of the number of shares that you own. Please sign and return the accompanying postage paid ballot as to how you would like your shares voted, even if you plan to attend the meeting. This will ensure representation of your shares if you are unable to attend.
If you attend the meeting you may withdraw any proxy previously given and vote your shares in person.

     On behalf of your board and our employees, thank you for your continued support of and interest in Veritec, Inc.


Sincerely,



Van T. Tran
Chairwoman of the Board, and Chief Executive Officer

                                  [MAP]

-------------------------
[VERITEC INC LOGO]


                                                        2445 Winnetka Avenue No.
                                                         Golden Valley, MN 55427
                                                        (763) 253 -- 2670; Phone
                                                          (763) 253 -- 0503; Fax
                                                              www.veritecinc.com
                                                              ------------------



                  NOTICE AND PROXY STATEMENT FOR ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD MARCH 2, 2007




     To Our Shareholders:

The Annual Meeting of Shareholders of Veritec, Inc. (the "Company") will be held at the offices of Lurie Besikof Lapidus & Company, LLP, 2501 Wayzata Boulevard, Minneapolis, Minnesota 55405, on March 2, 2007.

     1. To elect three directors to serve until the next Annual Meeting of Shareholders.

     2. To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as the Company's independent registered public auditing firm.

     3. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournment thereof.

Our Board of Directors has fixed the close of business on January 12, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors


/s/ Van Thuy Tran

Van Thuy Tran
Chief Executive Officer
February 1, 2007












WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

                                 PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS, MARCH 2, 2007

         This Proxy Statement is furnished to shareholders of Veritec, Inc., a Nevada Corporation (the "Company"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders to be held on March 2, 2007 at 11:00 a.m. local time at the offices of Lurie Besikof Lapidus & Company, LLP, 2501 Wayzata Boulevard, Minneapolis, Minnesota 55405, and at any adjournment thereof, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy were first mailed to our shareholders on or about February 1, 2007.

                    SOLICITATION AND REVOCABILITY OF PROXIES

         We will pay the costs and expenses of solicitation of proxies. In addition to the use of the mail, our directors, officers and regular employees may solicit proxies personally or by telephone, but these people will not be specifically compensated for those services.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it either by submitting a new proxy card or by completing a ballot at the meeting at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of the proposals described herein.

                          VOTING SECURITIES AND RIGHTS

         Only shareholders of record at the close of business on January 12, 2007 are entitled to execute proxies or to vote at the annual meeting. As of that date there were outstanding 15,078,598 shares of our common stock, $.01 par value per share (the "Common Stock"). Each holder of common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Stock present, in person and by proxy, and entitled to vote at the annual meeting is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Stock present has voted affirmatively.

       OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth certain information as of January 12, 2007 with respect to our Common Stock beneficially owned by each director, by each person known by us to beneficially own more than five percent of our Common Stock, based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"), by each named executive officer set forth in the compensation table and by all executive officers and directors as a group.


--------------------------------------------------------------------- --------------------------- --------------------
                                                                           Number of Shares
                           Name & Address                                 Beneficially Owned       Percent of Shares
--------------------------------------------------------------------- --------------------------- --------------------
                                                                                Common
                                                                          (see note 1 below)            Common
--------------------------------------------------------------------- --------------------------- --------------------
Larry Matthews
7601 5th Avenue, Richfield, MN  55423                                            None                     N/A
--------------------------------------------------------------------- --------------------------- --------------------
Dean Westberg
4124 Jay Lane, White Bear Lake, MN 55110                                        55,000                   0.4%
--------------------------------------------------------------------- --------------------------- --------------------
J. Technologies
14330 Orkla Drive, Golden Valley, MN  55427                                   1,278,004                  8.5%
--------------------------------------------------------------------- --------------------------- --------------------
Van Thuy Tran (see note 1)
1430 Orkla Drive, Golden Valley, MN  55427                                    4,345,859                  28.2%
--------------------------------------------------------------------- --------------------------- --------------------
The Matthews Group
1430 Orkla Drive, Golden Valley, MN  55427                                    8,533,218                  56.6%
--------------------------------------------------------------------- --------------------------- --------------------
Larry Johanns (see note 1)
518 North 12 Street, Osage, IA  50461                                         4,584,541                  30.4%
--------------------------------------------------------------------- --------------------------- --------------------
All Officers and Directors as a group (3 persons)
Van Thuy Tran and Larry Matthews                                              10,263,404                 68.1%
--------------------------------------------------------------------- --------------------------- --------------------

     (1) The above shares include 50% of the shares owned or issuable to The Matthews Group. Van Thuy Tran and Larry Johanns each own 50% of The Matthews Group.

                                   PROPOSAL 1
                         ELECTION OF BOARD OF DIRECTORS

         The Board of Directors has set the number of directors at three. All three directors are to be elected at the annual meeting to serve until the 2007 annual meeting of shareholders. The Board of Directors has nominated the following persons for election:

                 LARRY MATTHEWS, DEAN WESTBERG AND VAN THUY TRAN

         All of the nominees for election as directors are presently directors of the Company. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. The individuals named as proxies intend to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommended.

         The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.


                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

         Information regarding the persons nominated for election as directors is as follows:

------------------------------------ --------------------------------------------- ---------------- ------------------
               NAME                              PRINCIPAL OCCUPATION                    AGE         DIRECTOR SINCE
------------------------------------ --------------------------------------------- ---------------- ------------------
Mr. Larry Matthews                   Former Chairman, Vendtronics                        78               1999
------------------------------------ --------------------------------------------- ---------------- ------------------
Mr. Dean Westberg                    Former Photographic Chemist, 3M                     73               2003
------------------------------------ --------------------------------------------- ---------------- ------------------
Ms. Van Thuy Tran                    Chief Executive Officer, Veritec                    61               1999
------------------------------------ --------------------------------------------- ---------------- ------------------

         MR. LARRY MATTHEWS was appointed as Acting President and Chief Executive Officer and Director on January 28, 1999, in conjunction with a plan from "The Matthews Group" to evaluate and possibly fund us out of bankruptcy. Mr. Matthews was Chairman and Co-Owner of Vendtronics (sold to Food Engineering Corporation) from 1994 to 1998. From 1963 to 1983 he had various positions at Control Data Corporation, including Vice President of Operations. Currently, Mr. Matthews is on the Board of Directors of Artesyn Technologies (merger of ZYTEC, of which he was a cofounder, and Computer Products), Crosswork, Inc., Third Wave Systems, Solar Attic and ECO Fuels.

         MR. DEAN W. WESTBERG was with 3M for 37 years, most of that time as a photographic chemist. At 3M he did factory scale-up of introductory photographic and printing products, quality control and technical service work; and he spent much time in trouble shooting for 3M. After retiring from 3M he expanded his education in international law and foreign trade. He became involved with various start-up companies in establishing trading relations between the United States and Asia. He has established a company to link small businesses in Mexico and the United States with larger North American companies. Mr. Westberg has a B.S. from Hamline University in chemistry and mathematics. He has studied at University of St. Thomas with specialties in international finance, international marketing, and law.

         MS. VAN THUY TRAN is the current CEO of the Company. Ms. Tran was President of Asia Consulting and Trading Company, a company dealing with trade in the Pacific Rim countries. She is the co-founder of Circle of Love, providing mission works in Vietnam. She was the founder of Equal Partners, Inc., a construction and building company in Minnesota. Ms. Van Tran has a medical degree and worked in the medical field for over 17 years. For the last twenty years, she has been an entrepreneur involved in building businesses, providing opportunity for minorities and creating solutions for people in distress.


                                   PROPOSAL 2
                  THE APPOINTMENT OF AN INDEPENDENT AUDIT FIRM

The Board of Directors has recommended the audit firm of Lurie Besikof Lapidus & Company, LLP as the Company's Independent Registered Public Auditing Firm. Lurie Besikof Lapidus & Company, LLP have been the Company's independent registered public auditing firm for the previous three fiscal year-ends. A representative from Lurie Besikof Lapidus & Company, LLP will be present at the Annual Meeting of Shareholders for questions.

The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to ratify the proposal.


                       MEETINGS OF THE BOARD OF DIRECTORS

         Our Board of Directors met three times in the year ended June 30, 2006 ("Fiscal 2006"). All Directors have been on the board the entire fiscal year and have attended all of the meetings of the Board of Directors.

         The Company has no Audit, Nominating or Compensation committees. At this time the Board is evaluating the establishment of an audit and compensation committee in the aftermath of Veritec's emergence from Bankruptcy. Presently the Company does not have insurance for its Directors and has therefore found it difficult to attract Board nominees. Until such time when a Nominating committee is established, the current review process for nominees will continue to be conducted by the independent members of the present Board of Directors. Our Board has not adopted minimum qualifications for director candidates. Instead, in evaluating potential director candidates, the Board (Van Tran, Larry Matthews and Dean Westberg) takes into account a wide variety of factors including each candidate's suitability, professional qualifications and expertise in relation to the composition and performance of the Board as a whole.

         You may communicate in writing with any or all of our Directors via U.S. mail addressed to Veritec, Inc., 2445 Winnetka Ave. N., Minneapolis, MN 55427. Our Administrative Assistant will review and summarize all communications received for the purpose of expediting director review of matters communicated and will forward correspondence directly to the directors as appropriate.

         A list of stockholders, sorted alphabetically, including their address and the number of shares registered in the name of such stockholder will be available for review at Veritec's headquarters at least ten days prior to the shareholders meeting and available for inspection at the annual meeting.

                          COMPENSATION OF OUR DIRECTORS

         Non-employee directors are permitted to receive cash compensation of one hundred and fifty dollars per meeting for their service on our board of directors.

         Our bylaws provide that we indemnify our officers, directors and employees in accordance with, and to the fullest extent permitted by, Chapter 78 of the Nevada Revised Statutes, as it may be amended from time to time.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and its, therefore, unenforceable.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         Employment Agreement with Mr. Gerald D. Fors: Mr. Fors was appointed Chief Financial Officer as of May 16, 2006. The employment agreement provides for a base salary of $85,000. In addition, Mr. Fors was granted stock options to purchase an aggregate of 30,000 shares of our common stock, which vest one year from the date of grant provided Mr. Fors continues his employment with the company. The Company has agreed to grant Mr. Fors an option to purchase 30,000 shares of common stock per year on each of the next four anniversaries of his date of hire. As a hiring incentive bonus, Mr. Fors was also granted by the Company 5,000 restricted shares of our common stock after completion of ninety days of employment. Also as part of the Employment Agreement, the Company has agreed to grant Mr. Fors an additional 2,000 restricted shares of common stock per year on each of the next five anniversaries of his date of hire.


                             EXECUTIVE COMPENSATION

         The following table indicates the compensation paid in each of the past three fiscal years to our Chief Executive Officer and each of the next most highly compensated executives whose total annual salary and bonus for Fiscal 2006 exceeded $100,000 ("Named Executives"):

                                                      ANNUAL COMPENSATION
NAME AND                FISCAL YEAR                   -------------------     Restricted        Securities
PRINCIPAL                  ENDED                          OTHER ANNUAL        Stock             Underlying
POSITION            JUNE 30       SALARY    BONUS (3)    COMPENSATION (1)     Award             Option
----------------------------------------------------------------------------------------------------------
Van Thuy Tran (2)   2006       $150,000     $90,000           --
CEO                 2005       $150,000        --             --
                    2004       $100,000        --             --
Gerald D. Fors (4)  2006       $ 10,625        --             --               $7,500 (5)          30,000
CFO


     (1) The total dollar value of all perquisites and other personal benefits was less than 10% of the total annual and bonus reported for each named executive officer in each of the past fiscal years.
     (2) Ms. Tran joined the Company as CEO in 1999.
     (3) Ms. Tran was awarded a bonus by the Board for her accomplishments in Veritec's emergence from Bankruptcy.
     (4) Represents compensation from employment date of May 16, 2006.
     (5) Mr. Fors owns an aggregate of 5,000 shares of restricted stock, the value of such shares is represented in the table. These shares of restricted stock vest 100%. Dividends will be paid on these shares to the extent paid by Veritec.

                      OPTION GRANTS DURING FISCAL YEAR 2006

         The following table lists all grants of stock options to Named Executive Officers during the last fiscal year:

                                     PERCENT OF
                                     TOTAL
                   NUMBER OF         OPTIONS         EXERCISE
                   SECURITIES        GRANTED TO      PRICE OR
                   UNDERLYING        EMPLOYEES       BASE
                   OPTIONS           IN FISCAL       PRICE/SH.    EXPIRATION
NAME               GRANTED (#)       YEAR            ($)          DATE
---------------------------------------------------------------------------
Gerald Fors          30,000             100%           2.04       5/16/12


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides information concerning stock options exercises and the value of unexercised options, for the Named Executive Officers, based on a stock value of $1.50, which was the closing price as of June 30, 2006:

                                                        NUMBER OF SECURITIES
                         SHARES                         UNDERLYING UNEXERCISED                  VALUE OF UNEXERCISED
                      ACQUIRED ON      VALUE               OPTIONS HELD AT                     IN-THE-MONEY OPTIONS AT
                        EXERCISE      REALIZED              JUNE 30, 2006                          JUNE 30, 2006 ($)
NAME                      (#)            ($)      EXERCISABLE       (UNEXERCISABLE)       EXERCISABLE      (UNEXERCISABLE)
--------------------------------------------------------------------------------------------------------------------------
Gerald D. Fors             0              0            0                 30,000                0                    0


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and changes in ownership of common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with all Section 16(a) forms they file.

         To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, all
Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in Fiscal 2006 were timely filed.


            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         A copy of the Company's annual report of Form 10-KSB for the fiscal year ended June 30, 2006, as filed with the SEC, including the financial statements and schedules thereto, accompanies this Notice of Annual Meeting, Proxy Statement and related proxy card. The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the annual report on Form 10-KSB, upon the payment, in advance, of fees based on the Company's reasonable expenses in furnishing such exhibit(s). Unless we receive instruction to the contrary from one or more of the shareholders, we will deliver only one annual report and proxy statement to multiple shareholders sharing an address. Upon written or oral request, we will promptly deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive separate copies of our documents or exhibits can contact Van Thuy Tran, Chief Executive Officer, at telephone number
(763) 253-2670 or mail to the address on the cover of this Proxy Statement. You can also request delivery of single copies of our documents if you are receiving multiple copies.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at our next annual meeting of shareholders, must be received by our Secretary at our executive offices in Golden Valley, Minnesota, no later than June 30th for inclusion in our proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in our proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

                                  MISCELLANEOUS

         Our Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on those matters.

         It is important that proxies be returned promptly with instructions as to voting. If you do not expect to attend the meeting in person, please mark, sign, date and send in the proxies by return mail.


By Order of the Board of Directors
February 1, 2007


       FEES BILLED TO THE COMPANY BY LURIE BESIKOF LAPIDUS & COMPANY, LLP

AUDIT FEES

         We incurred total fees of $182,000, relating to the audit of Fiscal 2005, the audit of Fiscal 2006, quarterly reviews for March 31, 2005; September 30, 2005; December 31, 2005; March 31, 2006 and September 30, 2006 and other matters directly relating to the Fiscal 2005 and 2006 audits and the filing of our reports on Forms 10-KSB and 10-QSB.

TAX FEES

         Fees billed to us by Callahan, Johnston & Associates, LLC and associated entities for Fiscal Year 2004, Fiscal 2005 and Fiscal 2006 tax returns, totaled $3,078.75.

================================================================================
[VERITEC INC LOGO]
--------------------------------------------------------------------------------




                                  VERITEC, INC.
                           ANNUAL SHAREHOLDERS MEETING

                               2501 WAYZATA BLVD.
                                 MINNEAPOLIS, MN

                                 MARCH 2ND, 2007
                                   11:00 A.M.

                                     BALLOT

     THE UNDERSIGNED, THE OWNER(s) OF THE NUMBER OF SHARES OF STOCK OF VERITEC, INC. SET FORTH BELOW, HEREBY VOTES SUCH SHARES AS SET FORTH BELOW.

     1. TO ELECT THE FOLLOWING PERSONS AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED:

                  LARRY MATTHEWS
                  DEAN WESTBERG
                  VAN THUY TRAN


                  [  ]  FOR ALL NOMINEES LISTED.
                  [  ]  WITHHOLD AUTHORITY FOR ALL NOMINEES
                  [  ]  FOR ALL NOMINEES EXCEPT AS NOTED TO THE CONTRARY ABOVE.


     2. TO CONSIDER, APPROVE AND RATIFY THE APPOINTMENT OF LURIE BESIKOF LAPIDUS & COMPANY, LLP AS INDEPENDENT REGISTERED PUBLIC AUDITING FIRM FOR VERITEC, INC. FOR THE FISCAL YEAR ENDING JUNE 30, 2007.


                  [  ]  FOR
                  [  ]  AGAINST
                  [  ]  ABSTAIN


         IF SHARES OF STOCK ARE HELD JOINTLY, BOTH OR ALL OF SUCH PERSONS MUST SIGN. AN AUTHORIZED PERSON MUST SIGN ON BEHALF OF A CORPORATION OR PARTNERSHIP. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD INDICATE THEIR FULL TITLES IN SUCH CAPACITY.



SIGNATURE:
            --------------------------------------------------------------------

SIGNATURE:
            --------------------------------------------------------------------

PRINT NAME(s):
                ----------------------------------------------------------------

NUMBER OF SHARES:
                   -------------------------------------------------------------